Exhibit 99.2

ASPEN INSURANCE HOLDINGS LIMITED
EARNINGS RELEASE SUPPLEMENT
AS OF MARCH 31, 2006

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the United States Securities and Exchange Commission.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. The Company believes these factors include, but are not limited to: the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events such as Hurricanes Katrina, Rita and Wilma, than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of the Company's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best Company ("A.M. Best") or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for the Company's insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations or tax laws in jurisdictions where the Company conducts business; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by the New York State Attorney General's office and other authorities concerning contingent commission arrangements with brokers and bid solicitation activities; the total industry losses resulting from Hurricanes Katrina, Rita and Wilma and the actual number of the Company's insureds incurring losses from these storms; and with respect to Hurricanes Katrina, Rita and Wilma, the limited actual loss reports received from the Company's insureds to date, the preliminary nature of possible loss information received by brokers to date on behalf of cedants, the Company's reliance on industry loss estimates and those generated by modeling techniques, the impact of these storms on the Company's reinsurers, any changes in the Company's reinsurers' credit quality, the amount and timing of reinsurance recoverables and reimbursements actually received by the Company from its reinsurers and the overall level of competition and the related demand and supply dynamics as contracts come up for renewal. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K for the year ended December 31, 2005, filed with the U.S. Securities and Exchange Commission on March 6, 2006. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

BASIS OF PREPARATION

Definitions and presentation: All financial information contained herein is unaudited except for information for the 12 months ended December 31, 2005. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 19 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity ("ROAE") (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods. The Company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 19 for a reconciliation of operating income to net income and page 12 for a reconciliation of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure): The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 19 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (are GAAP financial measures): The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expense to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

INCOME STATEMENTS

The following table summarizes the Company's financial performance for the three months ended March 31, 2006 compared to the three months ended March 31, 2005.

(in US$ millions)	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
UNDERWRITING REVENUES
Gross premiums written	678.7	804.1
Premiums ceded	(226.8)	(171.7)
Net premiums written	451.9	632.4
Change in unearned premiums	(49.3)	(253.7)
Net premiums earned	402.6	378.7
UNDERWRITING EXPENSES
Losses and loss expenses	(232.4)	(207.4)
Acquisition expenses	(93.3)	(70.2)
General and administrative expenses	(38.2)	(29.4)
Total underwriting expenses	(363.9)	(307.0)
Underwriting income	38.7	71.7
OTHER OPERATING REVENUE
Net investment income	44.5	25.5
Interest expense	(3.9)	(4.0)
Total other operating revenue	40.6	21.5
Other expense	(1.9)	(1.1)
OPERATING INCOME BEFORE TAX	77.4	92.1
OTHER
Net realized exchange gains (losses)	1.3	(1.3)
Net realized investment gains (losses)	(1.4)	(0.9)
INCOME BEFORE INCOME TAX	77.3	89.9
Income taxes	(15.5)	(19.8)
NET INCOME AFTER TAX	61.8	70.1
Dividends paid on ordinary shares	(18.2)	(10.4)
Dividend declared on preference shares	(3.9)	0.0
Retained income	39.7	59.7
Components of net income (after tax)
Operating income	61.7	72.1
Net realized exchange gains (losses) (after tax)	1.3	(1.3)
Net realized investment gains (losses) (after tax)	(1.2)	(0.7)
NET INCOME AFTER TAX	61.8	70.1

CONSOLIDATED BALANCE SHEETS

(in US$ millions)	As at March 31, 2006	As at December 31, 2005
ASSETS
Investments
Fixed maturities	3,386.5	3,046.1
Short-term investments	659.4	643.0
Total investments	4,045.9	3,689.1
Cash and cash equivalents	429.0	748.3
Reinsurance recoverables
Unpaid losses	1,191.4	1,192.7
Ceded unearned premiums	207.4	72.7
Receivables
Underwriting premiums	678.7	541.4
Other	46.7	55.7
Deferred policy acquisition costs	179.4	156.2
Derivative at fair value	38.9	40.5
Office properties and equipment	23.6	22.8
Other assets	9.6	10.2
Intangible assets	8.2	8.2
Total assets	6,858.8	6,537.8
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	3,045.5	3,041.6
Unearned premiums	1,054.8	868.0
Total insurance reserves	4,100.3	3,909.6
Payables
Reinsurance premiums	237.2	155.0
Taxation	28.9	32.7
Accrued expenses and other payables	158.2	139.4
Liabilities under derivative contracts	9.8	12.0
Total payables	434.1	339.1
Long-term debt	249.4	249.3
Total liabilities	4,783.8	4,498.0
SHAREHOLDERS’ EQUITY
Ordinary shares	1,695.7	1,693.3
Preference shares	222.9	193.8
Retained earnings	183.9	144.2
Accumulated other comprehensive income (loss), net of taxes	(27.5)	8.5
Total shareholders’ equity	2,075.0	2,039.8
Total liabilities and shareholders’ equity	6,858.8	6,537.8

PER SHARE DATA

(in US$ except for number of shares)	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
Basic earnings per ordinary share
Net income adjusted for preference share dividend	0.61	1.01
Operating income adjusted for preference share dividend	0.61	1.04
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	0.59	0.98
Operating income adjusted for preference share dividend	0.59	1.01
Weighted average ordinary shares outstanding	95,243,750	69,330,495
Weighted average ordinary shares outstanding and dilutive potential ordinary shares	97,513,725	71,709,008
Book value per ordinary share	19.36	21.96
Diluted book value (treasury stock method)	18.91	21.23
Ordinary shares outstanding at end of the period	95,250,401	69,329,931
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period	97,520,376	71,708,444

FINANCIAL RATIOS

	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
(in US$ millions except for percentage figures)
Average equity	2,079	1,495
Return on average equity
Net income	3.0%	4.7%
Operating income	3.0%	4.8%
Loss ratio	57.7%	54.8%
Expense ratio	32.7%	26.3%
Combined ratio	90.4%	81.1%
Debt to total capital	10.7%	14.0%

See pages 12, 18 and 19 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

Average equity excludes the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses.

UNDERWRITING RESULTS BY OPERATING SEGMENT

The following tables summarize gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, and combined ratios for each of our four business segments for the three months ended March 31, 2006 and 2005.

	Three Months Ended March 31, 2006					Three Months Ended March 31, 2005
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	162.9	275.4	154.2	86.2	678.7	305.0	272.4	149.4	77.3	804.1
Net premiums written	36.2	265.6	105.6	44.5	451.9	185.0	260.0	136.6	50.8	632.4
Gross premiums earned	154.2	132.0	112.9	94.4	493.5	180.9	111.2	47.7	93.9	433.7
Net premiums earned	107.2	128.6	95.8	71.0	402.6	146.7	106.3	46.0	79.7	378.7
Losses and loss expenses	(47.7)	(87.4)	(44.5)	(52.8)	(232.4)	(61.3)	(76.4)	(21.2)	(48.5)	(207.4)
Policy acquisition, operating and administration expenses	(49.4)	(36.0)	(28.4)	(17.7)	(131.5)	(46.9)	(22.0)	(10.6)	(20.1)	(99.6)
Underwriting profit	10.1	5.2	22.9	0.5	38.7	38.5	7.9	14.2	11.1	71.7
Net reserves for loss and loss adjustment expenses	506.7	759.0	230.5	357.9	1,854.1	243.7	423.9	161.2	334.9	1,163.7
Ratios
Loss ratio	44.5%	68.0%	46.5%	74.4%	57.7%	41.8%	71.9%	46.1%	60.9%	54.8%
Expense ratio	46.1%	28.0%	29.6%	24.9%	32.7%	32.0%	20.7%	23.0%	25.2%	26.3%
Combined ratio	90.6%	96.0%	76.1%	99.3%	90.4%	73.8%	92.6%	69.1%	86.1%	81.1%

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended March 31, 2006			Three Months Ended March 31, 2005
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross premiums written	112.0	42.2	154.2	109.8	39.6	149.4
Net premiums written	69.8	35.8	105.6	97.8	38.8	136.6
Gross premiums earned	89.8	23.1	112.9	22.8	24.9	47.7
Net premiums earned	74.4	21.4	95.8	18.9	27.1	46.0
Losses and loss expenses	(39.0)	(5.5)	(44.5)	(12.9)	(8.3)	(21.2)
Policy acquisition, operating and administration expenses	(22.3)	(6.1)	(28.4)	(5.3)	(5.3)	(10.6)
Underwriting profit	13.1	9.8	22.9	0.7	13.5	14.2
Ratios
Loss ratio	52.4%	25.7%	46.5%	68.3%	30.6%	46.1%
Expense ratio	30.0%	28.5%	29.6%	28.0%	19.6%	23.0%
Combined ratio	82.4%	54.2%	76.1%	96.3%	50.2%	69.1%

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended March 31, 2006			Three Months Ended March 31, 2005
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross premiums written	28.6	57.6	86.2	24.0	53.3	77.3
Net premiums written	(5.1)	49.6	44.5	6.3	44.5	50.8
Gross premiums earned	35.4	59.0	94.4	27.8	66.1	93.9
Net premiums earned	19.1	51.9	71.0	21.2	58.5	79.7
Losses and loss expenses	(23.5)	(29.3)	(52.8)	(8.1)	(40.4)	(48.5)
Policy acquisition, operating and administration expenses	(6.4)	(11.3)	(17.7)	(6.4)	(13.7)	(20.1)
Underwriting profit (loss)	(10.8)	11.3	0.5	6.7	4.4	11.1
Ratios
Loss ratio	123.0%	56.4%	74.4%	38.2%	69.1%	60.9%
Expense ratio	33.5%	21.8%	24.9%	30.2%	23.4%	25.2%
Combined ratio	156.5%	78.2%	99.3%	68.4%	92.5%	86.1%

 CONSOLIDATED CHANGE IN SHAREHOLDERS' EQUITY

(in US$ millions)	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
Ordinary shares
Beginning of period	1,693.3	1,096.1
Shares issued
New share issues	0.0	0.3
Share-based compensation	2.4	2.0
End of period	1,695.7	1,098.4
Preference shares
Beginning of period	193.8	0.0
New share issues	29.2	0.0
New share issue costs	(0.1)	0.0
End of period	222.9	0.0
Retained earnings
Beginning of period	144.2	367.5
Net income for the period	61.8	70.1
Dividends paid on ordinary shares	(18.2)	(10.4)
Dividend declared on preference shares	(3.9)	0.0
End of period	183.9	427.2
Cumulative foreign currency translation adjustments
Beginning of period	42.8	27.9
Change for the period	(5.0)	6.7
End of period	37.8	34.6
Gain (loss) on derivatives
Beginning of period	(2.0)	(2.2)
Change for the period	0.0	0.0
End of period	(2.0)	(2.2)
Unrealized gains (losses) on investments, net of taxes
Beginning of period	(32.3)	(7.8)
Change for the period	(31.7)	(21.5)
Reclassification to net realised gains (losses)	0.7	0.4
End of period	(63.3)	(28.9)
Total accumulated other comprehensive income (loss)	(27.5)	3.5
Total shareholders' equity	2,075.0	1,529.1

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
Net income	61.8	70.1
Other comprehensive income, net of taxes
Reclassification adjustment for net realized gains included in net income	0.7	0.4
Change in unrealized losses on investments	(31.7)	(21.5)
Change in unrealized gains losses on foreign currency translation	(5.0)	6.7
Other comprehensive loss	(36.0)	(14.4)
Comprehensive income	25.8	55.7

SUMMARIZED CASH FLOWS

(in US$ millions)	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
Net cash from operating activities	64.4	210.6
Net cash from investing activities	(395.2)	(126.0)
Net cash from financing activities	10.9	(10.1)
Effect of exchange rate movements on cash and cash equivalents	0.6	(1.1)
Increase (decrease) in cash and cash equivalents	(319.3)	73.4
Cash at beginning of the period	748.3	284.9
Cash at end of the period	429.0	358.3

SUPPLEMENTAL FINANCIAL INFORMATION

Return on Average Equity Analysis

The return on average equity for the three months ended March 31, 2006 and 2005 was:

(in US$ millions except for percentages)	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
Closing shareholders' equity	2,075	1,529
Average adjustment	4	(34)
Average equity (1)	2,079	1,495
Return on average equity from underwriting activity (2)	1.9%	4.8%
Return on average equity from investment and other activity (3)	1.8%	1.4%
Pre-tax operating income return on average equity, for period	3.7%	6.2%
Post-tax return on average equity (4)	3.0%	4.8%
Ratios
Combined ratio	90.4%	81.1%

See page 19 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1) Average equity is calculated by taking the simple average of the closing shareholders' equity at latest month end and each previous month end in the period.

2) Calculated by using underwriting income.

3) Calculated by using total other operating revenue and other expense.

4) Calculated by using operating income after tax.

INVESTMENT PORTFOLIO

(in US$ millions)	As at March 31, 2006
Fixed maturities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government and agencies	1,588.5	0.1	(43.8)	1,544.8
Corporate securities	773.5	0.1	(17.1)	756.5
Foreign government	470.0	0.5	(3.9)	466.6
Municipals	3.6	0.0	0.0	3.6
Asset-backed securities	252.2	0.0	(4.3)	247.9
Mortgage-backed securities	376.3	0.1	(9.3)	367.1
Total fixed maturities	3,464.1	0.8	(78.4)	3,386.5
Short-term investments	660.0	0.0	(0.6)	659.4
Total investments	4,124.1	0.8	(79.0)	4,045.9

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Three Months Ended March 31, 2006	Twelve Months Ended December 31, 2005
Provision for losses and loss expenses at period start January 1, 2006 and 2005 respectively	3,041.6	1,277.9
Less reinsurance recoverable	(1,192.7)	(197.7)
Net loss and loss expenses at period start January 1, 2006 and 2005	1,848.9	1,080.2
Loss reserve portfolio transfer	0.0	26.2
Provision for losses and loss expenses for claims incurred
Current year	249.9	1,409.1
Prior year	(17.5)	(50.6)
Total incurred	232.4	1,358.5
Losses and loss expense payments for claims incurred	(222.5)	(551.9)
Foreign exchange (gains) losses	(4.7)	(64.1)
Net loss and loss expense reserves at March 31, 2006 and December 31, 2005	1,854.1	1,848.9
Plus reinsurance recoverables on unpaid losses at end of period	1,191.4	1,192.7
Gross loss and loss expense reserves at March 31, 2006 and December 31, 2005	3,045.5	3,041.6

RESERVES BY BUSINESS SEGMENT

The following table presents our reserves as at March 31, 2006 and December 31, 2005:

(in US$ millions)	As at March 31, 2006			As at December 31, 2005
	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property reinsurance	1,132.7	(626.0)	506.7	1,266.7	(666.9)	599.8
Casualty reinsurance	768.3	(9.3)	759.0	683.4	(8.6)	674.8
Specialty insurance and reinsurance	554.2	(323.7)	230.5	526.5	(319.3)	207.2
Property and casualty insurance	590.3	(232.4)	357.9	565.0	(197.9)	367.1
Total losses and loss expense reserves	3,045.5	(1,191.4)	1,854.1	3,041.6	(1,192.7)	1,848.9

ANALYSIS OF 2005 HURRICANES

	As at December 31, 2005
(in US$ millions)	Katrina	Rita	Wilma	Total
Gross claims	1,054.6	223.6	164.4	1,442.6
Net loss before tax and Cat Swap	516.0	56.2	22.4	594.6
Taxation	(63.0)	(6.0)	(1.0)	(70.0)
Net loss after tax before Cat Swap	453.0	50.2	21.4	524.6
Cat Swap — net of tax	(18.0)	0.0	0.0	(18.0)
Net loss after tax and Cat Swap	435.0	50.2	21.4	506.6
	As at March 31, 2006
(in US$ millions)	Katrina	Rita	Wilma	Total
Gross claims	1,078.5	222.3	187.2	1,488.0
Net loss before tax and Cat Swap	525.1	57.4	28.7	611.2
Taxation	(66.7)	(6.6)	(1.5)	(74.8)
Net loss after tax before Cat Swap	458.4	50.8	27.2	536.4
Cat Swap — net of tax	(18.0)	0.0	0.0	(18.0)
Net loss after tax and Cat Swap	440.4	50.8	27.2	518.4
	Movements in the three months ended March 31, 2006
(in US$ millions)	Katrina	Rita	Wilma	Total
Gross claims	(23.9)	1.3	(22.8)	(45.4)
Net loss before tax and Cat Swap	(9.1)	(1.2)	(6.3)	(16.6)
Taxation	3.7	0.6	0.5	4.8
Net loss after tax before Cat Swap	(5.4)	(0.6)	(5.8)	(11.8)
Cat Swap — net of tax	0.0	0.0	0.0	0.0
Net loss after tax and Cat Swap	(5.4)	(0.6)	(5.8)	(11.8)

REINSURER SECURITY RATING

The following tables show our reinsurance recoverables and our reinsurers' ratings as at March 31, 2006:

(in US$ millions except for percentages)	As at March 31, 2006
S&P
AAA	141.5	11.9%
AA+	4.7	0.4%
AA	15.7	1.3%
AA−	109.7	9.2%
A+	134.4	11.3%
A	432.0	36.2%
A−	182.7	15.3%
BBB+	0.0	0.0%
Fully collaterised	85.3	7.2%
Not rated	85.4	7.2%
	1,191.4	100.0%
A.M. Best
A++	141.5	11.9%
A+	153.9	12.9%
A	548.6	46.1%
A−	182.7	15.3%
B+	5.0	0.4%
Fully collaterised	85.3	7.2%
Not rated	74.4	6.2%
	1,191.4	100.0%

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

(shares in millions)	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
Basic weighted average ordinary shares outstanding	95.244	69.331
Add: weighted average of employee options	1.352	1.393
Add: weighted average of options issued to Wellington Investment Holding (Jersey) Limited	0.599	0.613
Add: weighted average of options issued to Appleby Trust (Bermuda) Limited	0.221	0.277
Add: weighted average of restricted share units	0.098	0.095
Diluted weighted average ordinary shares outstanding	97.514	71.709

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company's ordinary shares at the average market price during the period of calculation. In a loss making period the number of potentially dilutive ordinary shares is considered to be zero.

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table:

(in US$ millions except where stated)	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
Net income adjusted for preference share dividend	57.9	70.1
Add (deduct) after tax income (loss):
Net exchange (gains) losses	(1.3)	0.7
Net realized (gains) losses on investments	1.2	1.3
Operating income adjusted for preference share dividend	57.8	72.1
Tax on operating income	(15.7)	(19.8)
Operating income before tax adjusted for preference share dividend	73.5	91.9
Weighted average ordinary shares outstanding (millions)
Basic	95.2	69.3
Diluted	97.5	71.7
Basic per ordinary share data	$	$
Net income adjusted for preference share dividend	0.61	1.01
Add (deduct) after tax income (loss)
Net exchange (gains) losses	(0.01)	0.01
Net realized (gains) losses on investments	0.01	0.02
Operating income adjusted for preference share dividend	0.61	1.04
Diluted per ordinary share data
Net income adjusted for preference share dividend	0.59	0.98
Add (deduct) after tax income (loss)
Net exchange (gains) losses	(0.01)	0.01
Net realized (gains) losses on investments	0.01	0.02
Operating income adjusted for preference share dividend	0.59	1.01
Book value per ordinary share
Net assets (excluding intangible assets and preference shares)	1,843.9	1,522.5
Number of ordinary shares in issue at the end of the period	95,250,401	69,329,931
Diluted number of ordinary shares in issue at the end of the period	97,520,376	71,708,444
	$	$
Book value per ordinary share	19.36	21.96
Diluted book value per ordinary share	18.91	21.23